UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2011

COFFEE HOLDING CO., INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 17, 2011, Coffee Holding Co., Inc. (the “Company” or “Coffee Holding”) issued a press release disclosing certain information regarding its results of operations for the three months ended January 31, 2011.  A copy of the press release is furnished under Item 2.02 as Exhibit 99.1.

The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”).  Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 8.01.	OTHER EVENTS.

On March 17, 2011, the Company issued a press release announcing that its quarterly dividend of $0.03 will be paid on May 2, 2011 to shareholders of record as of April 18, 2011.  The press release announcing the dividend is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press release, dated March 17, 2011, issued by Coffee Holding entitled “Coffee Holding Co., Inc. Reports Results for the Three Months Ended January 31, 2011”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Dated: March 17, 2011	By:	/s/ Andrew Gordon
Name: Andrew Gordon
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 17, 2011, issued by Coffee Holding entitled “Coffee Holding Co., Inc. Reports Results for the Three Months Ended January 31, 2011”

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